UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 15, 2022

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Wells Avenue
Newton,	Massachusetts	02459
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (617) 673-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information
On December 12, 2022, Bright Horizons Family Solutions Inc. (the “Company”) determined that a ransomware cyber-incident had impacted and disrupted a number of the Company’s operational and information technology systems. Promptly upon detecting and containing the incident, the Company launched an investigation and engaged the services of cyber-security experts and advisors, incident response professionals, and external counsel to support the investigation. The Company has notified law enforcement authorities of the incident. While the Company’s investigation is ongoing, based on our analysis to date and due to the Company’s data encryption protocols, we do not believe that client, customer, family or employee data have been compromised. Since the incident was identified and contained, the Company has been working to restore operational and business systems and functionality and we have been in communication with clients and customers about the restoration progress. Although the Company is in the early stages of investigating and assessing the incident, based on the information currently known, the Company currently does not expect the incident to have a material impact on its business, operations or financial results. The Company carries insurance, including cyber insurance, which we believe is commensurate with the size and the nature of its operations.

Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may vary significantly from the results anticipated in these forward-looking statements. Forward-looking statements include all matters that are not historical facts, including statements relating to the Company’s expectations regarding its ability to contain and assess the incident, the extent of the impact caused by the incident, timing to fully restore all systems, client and customer relations, the impact on financial results, extent of insurance coverage, and the Company’s ability to continue ongoing operations and safeguard the integrity of its information technology infrastructure, data, and customer information. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to, the ongoing assessment of the incident, legal, reputational, and financial risks resulting from this and/or additional cybersecurity incidents, the effectiveness of business continuity plans during the incident, and other factors disclosed from time to time in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the time of this release and the Company does not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
Date:	December 15, 2022	By:	/s/ Elizabeth Boland
Elizabeth Boland
Chief Financial Officer